Exhibit 99.1 Annual Shareholder Meeting May 29, 2019

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about future performance, operations, products and services. The ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: the ability to efficiently integrate acquisitions into our operations (including the recent acquisition of Trinity Capital Corporation (“Trinity”)), retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on the Company’s website at www.enterprisebank.com under “Investor Relations.” 2

Scott Goodman President, Enterprise Bank & Trust

Differentiated Business Model Built for Earnings Growth Target Audience Tailored Solutions Expertise Focused and Targeted Array of Services Experienced, Tenured Well-Defined Strategy to Meet Our Clients’ Needs Bankers and Advisors 5

Strategic Combination with Trinity Capital Corporation Closed March 8, 2019 Financial Metrics Total Assets $1,237 million Cost of IB Deposits 19 bps Gross Loans $705 million % Core Deposits 98% Loans / Deposits 63% Total Deposits $1,081 million $209 million; approximately Transaction Value (2) (3) $36 million in cash and $173 million in EFSC stock ⦁ EPS Accretion: 2019E Operating: Estimated Financial ⦁ ~3%; 2020E GAAP: ~8% Impact ⦁ TBVPS Earnback Period: ~3 years ⦁ Price / Tangible Book Value: 1.98x Transaction Pricing ⦁ Price / 2019E EPS: 16.9x; 9.5x including fully-phased after-tax cost savings ⦁ Core Deposit Premium: 9.4% 6

Attractive Growth Markets Phoenix Kansas City New Mexico St. Louis Loans $353MM $730MM $682MM $2.3B Deposits $198MM $785MM $1.1B $3.5B Branches 2 7 6 19 Deposit Market th th th th Share 1, 2 29 /0.22% 17 /1.28% 7 /3.60% 4 /4.45% 1 Source: 12/31/2018 data, S&P Global Market Intelligence. 2 1st/84.25% for Los Alamos, New Mexico MSA and 4th/14% for Santa Fe, New Mexico MSA 7

Focused Loan Growth Strategies Specialized Market Segments Represent 27% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. Expectations for future growth includes continued focus in these specialized market segments. Total Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Premium Lending $235 million in loans Financing $86 million in loans outstanding $440 million in M&A outstanding $126 million in loans related loans $441 million in loans outstanding outstanding outstanding 8

Diversified Deposit Base Total Deposits $5.5 Billion Cost of Deposits 1.02% • Significant DDA Composition • 29% Deposit Growth (4% excluding Trinity acquisition) • Stable Cost of Deposits • 46% of Total Deposits in low-cost transaction accounts • Improving Core Funding Interest-Bearing DDA Transaction 21% Accounts 25% In Millions Trinity $1,094 15% CD MMA & 39% Savings 9

Client Focus 10 Source: Greenwich Associates

Recognized for Breaking Through A- Investment TOP 5 Greenwich Award Grade* largest commercial lenders 1 of 6 regional banks recognized for providing advice to help middle-market From Kroll in St. Louis and Kansas City companies grow *Enterprise Bank & Trust Business Journals #26 Raymond James Voted Best Bank 2018 S&P Global Market Community Banker’s Cup to Work For Intelligence annual Award Winner by American Banker in 2018 community bank ratings 2018 Healthiest Operational Best Places to Work Companies Excellence Finalist, St. Louis Business Journal to work for Award for global payments Interactive Health from Wells Fargo, Q1 2019 11

Keene Turner Chief Financial & Operating Officer Enterprise Financial Services Corp

Results: 2018 vs 2014 Earnings per Share Return on Average Assets Return on Average Tangible Common Equity1 1.64% $3.83 19.83% 0.86% 10.19% $1.35 2018 2014 2018 2014 2018 2014 1A Non-GAAP Measure, Refer to Appendix for Reconciliation 13

The Virtuous Cycle Shareholders Deployment Superior into Core Returns and Business and Long-Term Thoughtful Growth M&A 14

Capital Deployment – Past Five Years In Millions $314 Tangible Common Equity to Tangible Assets $263 8.88% 8.69% 8.76% 8.14% 8.66% 8.35% $41 $41 Growth M&A Share Repurchase Dividends 15

Growth Merger 2013 through 2018 charges $0.24 In Thousands Earnings per Share Total Noninterest Revenue Expense Marginal Increase Increase Efficiency $85,201 $28,392 33% Note: Q1 2019, A Non-GAAP Measure, Refer to Appendix for Reconciliation. Q4 2018, Q1 2017, Q2 2017, and Q4 2016 include merger related charges. Q4 2017 includes the impact of deferred tax asset charges due to tax reform. Full Year 2018 Earnings per Share Net Income $89.2 Million Earnings Per Share $3.83 Return on Average Assets 1.64% Return on Average 15.46% Common Equity Return on Average Tangible 19.83% Common Equity Efficiency Ratio 51.70% 16 2017 Net Interest Loan Loss Noninterest Merger Noninterest Income Tax 2018 Income Provision Income Expenses Expense Expense

Mergers & Acquisitions Jefferson County Bancshares Trinity Capital Corporation February 2017 March 2019 • Eagle Bank and Trust, St. Louis MO, 18 Branches • Los Alamos National Bank, Northern NM, 6 Branches • $933 million total assets • $1.2 billion total assets • $770 million total deposits • $1.1 billion total deposits • Average $59 million per branch • Average $182 million per branch • 96% Core Deposits2 • 98% Core Deposits2 • Retail accounts represent 69% of total deposits3 • Retail accounts represent 75% of total deposits3 • Loans to Deposits: 90.7% • Loans to Deposits: 65.7% EFSC Loan to Deposit Ratio 2014 2015 2016 2017 2018 Q1 2019 101.67% 101.47% 97.67% 98.57% 94.81% 90.61% Note: All information as of year end 2018 and 2016 for Trinity and Jefferson, respectively. 1For the 13 full-services branch locations only. 2Defined as total deposits minus time deposits over $250,000. 3Defined as deposit accounts with balances less than $250,000 17

Excess Capital Management Common Stock Repurchase Plan Capital Returned Repurchased Available Buyback Dividends 1,051,105 948,895 50% 50% No specified end date ~ $80 million Disciplined, patient approach 18

Total Shareholder Return 3 Year 5 Year Note: Index = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 3/31/2019 19

First Quarter Financial Scorecard Q1 2019 Compared to Q1 2018 1% Continued Growth in EPS2 Consistent efficiency 13% 5 bps ratio Drive Net Interest Defend Core Net Achieve Further Income Growth in Dollars Interest Margin1 Improvement in Core with Favorable Loan Operating Leverage1 Growth Trends 29% Enhance Deposit Levels to Support Growth EPS: $0.67 ROAA: 1.10% EPS2: $0.91 ROAA2: 1.49% 1A Non-GAAP Measure, Refer to Appendix for Reconciliation 2A Non-GAAP Measure, Refer to Appendix for Reconciliation. Merger-related expenses impacted EPS and ROAA by $0.24 and 0.39%, respectively for Q1 2019. 20

Jim Lally President & CEO, Enterprise Financial Services Corp

Consistency Drives Results EFSC’s market capitalization has grown from $557M on June 30, 2016, to $1.1 B today. $1,100 Market Capitalization In Millions $557 2016 2019 22

Growth in Earnings Means More Investment For Our Communities and Associates Earnings per share 43% Employee Growth $1.02 $15.5M Salary Increase $4.4M Employee 467% Benefits Increase EPS Growth from $0.18 Q4 2013 to Q4 2018 63% Increase in Community Investments Q4 '13 Q4 '18 23

Community Development Investment Through the Enterprise Bank & Trust Foundation, Enterprise is boosting investment 33% in New Mexico communities. Investment will benefit organizations that impact youth, education, health and human services and animal welfare. Program also provides resources and volunteer hours for community outreach, training and educational opportunities in Los Alamos, Santa Fe and Albuquerque. 24

Making Banking Easier For Our Customers Personal Financial Person-to-Person Management (P2P) Send Money Now, in near real-time. All you View personal finances in numerous ways need is a recipient’s name and email or mobile. to better understand your financial health. Mobile Enterprise Wallet Automated Payables Offer an easy, secure, and private way Seamlessly execute invoice-to-payment to pay with your smartphone. processes. 25

Associates – Break Through Commitments “I’ve made progress on my goal of meeting “Choosing network events over office tasks one new person at every event I attend.” has led me to three new serious prospects.” JULIE EGAN, ST. LOUIS MIKE HASENKAMP, PHOENIX "I'm still a work in progress on my goal of “I’ve seen progress with encouraging and focusing more by closing my laptop and empowering associates to self-teach when it putting down my phone." comes to technology.” BRANDI MYERS, KANSAS CITY RYAN MCPHERSON, ST. LOUIS “I’ve been focusing on building my “Blocking time on my calendar to complete network by signing up for events important tasks – not just attending and meeting new people.” meetings – has helped with productivity.” CATHERINE HARMON, PHOENIX KRIS HUFF, KANSAS CITY 26

Strategy Map 2019

Priorities:

Deposit Growth
Develop & grow new sources of deposits

Client Experience
Improve client experience with emphasis on digital capabilities

Sales & Marketing Culture
Improve commercial bank performance by attracting & retaining relationships

Continuous Improvement
Create operational ease and efficiency for associates and clients

J:\Support Center\SFDC\Governance\Strategy Map and Framework\2019\Strategy Map January 2019 v3.docx

BREAK THROUGH

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TOGETHER, There’s No Stopping You.

Appendix

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as net interest margin, efficiency ratios, return on average assets, return on average equity, and the tangible common equity ratio, in this release that are considered “non- GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core net interest margin, core efficiency ratio, return on average assets, return on average equity, and return on average tangible common equity, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 31

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
CORE PERFORMANCE MEASURES					
Net interest income	$ 52,343	$ 50,593	$ 48,093	$ 47,048	$ 46,171
Less: Incremental accretion income	1,157	2,109	535	291	766
Core net interest income	51,186	48,484	47,558	46,757	45,405
Total noninterest income	9,230	10,702	8,410	9,693	9,542
Less: Other income from non-core acquired assets	365	10	7	18	1,013
Less: Gain on sale of investment securities	—	—	—	—	9
Less: Other non-core income	—	26	—	649	—
Core noninterest income	8,865	10,666	8,403	9,026	8,520
Total core revenue	60,051	59,150	55,961	55,783	53,925
Total noninterest expense	39,838	30,747	29,922	29,219	29,143
Less: Other expenses related to non-core acquired loans	103	40	12	(229)	14
Less: Facilities disposal	—	—	—	239	—
Less: Merger related expenses	7,270	1,271	—	—	—
Less: Non-recurring excise tax[1]	—	—	682	—	—
Core noninterest expense	32,465	29,436	29,228	29,209	29,129
Core efficiency ratio	54.06%	49.77%	52.23%	52.36%	54.02%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)					
Net interest income	$ 52,595	$ 50,786	$ 48,299	$ 47,254	$ 46,386
Less: Incremental accretion income	1,157	2,109	535	291	766
Core net interest income	$ 51,438	$ 48,677	$ 47,764	$ 46,963	$ 45,620
Average earning assets	$5,510,489	$5,118,319	$5,072,573	$5,023,607	$4,948,875
Reported net interest margin	3.87%	3.94%	3.78%	3.77%	3.80%
Core net interest margin	3.79%	3.77%	3.74%	3.75%	3.74%

[1] Income tax for the quarter ended September 30, 2018, includes a $2.7 million income tax planning benefit, associated with the excise tax expense, recognized upon finalization of the Company's 2017 tax returns.

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Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
	For the Year ended			
CORE PERFORMANCE MEASURES				
Net interest income	$ 191,905	$ 177,304	$ 135,495	$ 120,410
Less: Incremental accretion income	3,701	7,718	11,980	12,792
Core net interest income	188,204	169,586	123,515	107,618
Total noninterest income	38,347	34,394	29,059	20,675
Less: Gain on sale of other real estate from non-core acquired loans	1,048	(6)	1,565	107
Less: Other income from non-core acquired assets	—	—	621	—
Less: Gain on sale of investment securities	9	22	86	23
Less: Change in FDIC loss share receivable	—	—	—	(5,030)
Less: Other non-core income	675	—	—	—
Core noninterest income	36,615	34,378	26,787	25,575
Total core revenue	224,819	203,964	150,302	133,193
Total noninterest expense	119,031	115,051	86,110	82,226
Less: Merger related expenses	1,271	6,462	1,386	—
Less: Other expenses related to non-core acquired loans	(163)	240	1,094	1,558
Less: Facilities disposal charge	239	389	1,040	—
Less: Executive severance	—	—	332	—
Less: FDIC loss share termination	—	—	—	2,436
Less: FDIC clawback	—	—	—	760
Less: Non-recurring excise tax	682	—	—	—
Less: Other non-core expenses	—	—	41	—
Core noninterest expense	117,002	107,960	82,217	77,472
Core efficiency ratio	52.04%	52.93%	54.7%	58.17%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)				
Net interest income	$ 192,725	$ 179,114	$ 137,261	$ 122,141
Less: Incremental accretion income	3,701	7,718	11,980	12,792
Core net interest income	$ 189,024	$ 171,396	$ 125,281	$ 109,349
Average earning assets	$ 5,041,395	$ 4,611,671	$ 3,570,186	$ 3,163,339
Reported net interest margin	3.82%	3.88%	3.84%	3.86%
Core net interest margin	3.75%	3.72%	3.51%	3.46%

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Reconciliation of Non-GAAP Financial Measures

Tangible Common Equity Ratio

(in thousands)	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Total shareholders' equity	$ 797,835	$ 603,804	$ 548,573	$ 387,098	$ 350,829	$ 316,241
Less: Goodwill	207,632	117,345	117,345	30,334	30,334	30,334
Less: Intangible assets	31,048	8,553	11,056	2,151	3,075	4,164
Tangible common equity	$ 559,155	$ 477,906	$ 420,172	$ 354,613	$ 317,420	$ 281,743
Total assets	$ 6,932,757	$ 5,645,662	$ 5,289,225	$ 4,081,328	$ 3,608,483	$ 3,277,003
Less: Goodwill	207,632	117,345	117,345	30,334	30,334	30,334
Less: Intangible assets	31,048	8,553	11,056	2,151	3,075	4,164
Tangible assets	$ 6,694,077	$ 5,519,764	$ 5,160,824	$ 4,048,843	$ 3,575,074	$ 3,242,505
Tangible common equity to tangible assets	8.35%	8.66%	8.14%	8.76%	8.88%	8.69%

Average Shareholders' Equity and Average Tangible Common Equity

	For the Quarter ended	For the Year ended				
(in thousands)	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Average shareholder's equity	$ 662,454	$ 576,960	$ 532,306	$ 371,587	$ 335,095	$ 301,756
Less: Average goodwill	141,422	117,345	106,850	30,334	30,334	30,334
Less: Average intangible assets	14,472	9,763	10,998	2,591	3,596	4,766
Average tangible common equity	$ 506,560	$ 449,852	$ 414,458	$ 338,662	$ 301,165	$ 266,656

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Reconciliation of Non-GAAP Financial Measures

Impact of Merger-Related and Tax Items

(in thousands, except per share data)	For the Quarter ended March 31, 2019	For the Year ended December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
IMPACT OF MERGER-RELATED AND TAX ITEMS					
Net income - GAAP	$ 16,156	$ 89,217	$ 48,190	$ 48,837	$ 38,450
Merger related expense	7,270	1,271	6,462	1,386	—
Related tax effect	(1,535)	(314)	(2,456)	(527)	—
Deferred tax asset revaluation charge due to U.S. corporate income tax reform	—	—	12,117	—	—
Subsidiary dividend timing election, net	—	(2,036)	—	—	—
Adjusted net income - Non-GAAP	$ 21,891	$ 88,138	$ 64,313	$ 49,696	$ 38,450
Average assets	$ 5,956,086	$ 5,436,963	$ 4,980,229	$ 3,796,478	$ 3,381,831
Return on average assets - GAAP net income	1.10%	1.64%	0.97%	1.29%	1.14%
Return on average assets - Adjusted net income	1.49	1.62	1.29	1.31	1.14
Average shareholder's equity	$ 662,454	$ 576,960	$ 532,306	$ 371,587	$ 335,095
Return on average equity - GAAP net income	9.89%	15.46%	9.05%	13.14%	11.47%
Return on average equity - Adjusted net income	13.40	15.28	12.08	13.37	11.47
Average tangible common equity	$ 506,560	$ 449,852	$ 414,458	$ 338,662	$ 301,165
Return on average tangible common equity - GAAP net income	12.93%	19.83%	11.63%	14.42%	12.77%
Return on average tangible common equity - Adjusted net income	17.53	19.59	15.52	14.67	12.77
Average diluted common shares outstanding	24,083	23,289	23,249	20,290	20,317
Earnings per share - GAAP net income	$ 0.67	$ 3.83	$ 2.07	$ 2.41	$ 1.89
Earnings per share - Adjusted net income	0.91	3.78	2.77	2.45	1.89

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